Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
Commitments and Contingencies

13. Commitments and Contingencies

        The Company currently leases office space pursuant to a noncancelable operating lease that will expire in January 2018. The Company has the right to extend the lease for one additional period of five years at fixed escalation amounts. In addition, the Company leases certain office equipment under operating leases. Rental expense under these leases was approximately $781,000 and $742,000 for the years ended December 31, 2013 and 2012, respectively. The following is a schedule by year of future minimum rental payments required under the noncancelable leases as of December 31, 2013:

2014	$778,226
2015	789,717
2016	805,512
2017	821,622
2018	68,581

Total minimum future rental payments	$3,263,658